UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12
Willis Group Holdings Public Limited Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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Willis Group Holdings Public Limited Company Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, April 21, 2010 The Proxy Statement, Annual Report, Irish Statutory Accounts and other proxy materials are available at: http://www.proxyvoting.com/wsh This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or Willis Group Holdings before April 11, 2010 to facilitate timely delivery. Public Limited Company TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/wsh TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. Dear Willis Group Holdings Public Limited Company Shareholder: The 2010 Annual General Meeting of Shareholders of Willis Group Holdings Public Limited Company (the “Company”) will be held at Willis Group Holdings Public Limited Company, Grand Mill Quay, Barrow Street, Dublin 4 Ireland, on Wednesday, April 21, 2010, at 9:00 a.m. GMT. Proposals to be considered at the Annual General Meeting: (1) to elect 11 directors to hold office until the next Annual General Meeting of Shareholders and until his/her successor is elected and qualified; (2) to ratify reappointment of Deloitte LLP as auditors until the close of the next Annual General Meeting of Shareholders and authorize the Board of Directors acting through the Audit Committee to fix the auditors’ remuneration; and (3) to approve the Willis Group Holdings Public Limited Company 2010 North American Employee Stock Purchase Plan. Your Board recommends that you vote “FOR” Items 1, 2, and 3. The Board of Directors has fixed the close of business on February 26, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual General Meeting or any adjournment(s) thereof. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. 68581-1 Willis Group Holdings Public Limited Company Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, April 21, 2010 The Proxy Statement, Annual Report, Irish Statutory Accounts and other proxy materials are available at: http://www.proxyvoting.com/wsh This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or Willis Group Holdings before April 11, 2010 to facilitate timely delivery. Public Limited Company TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/wsh TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. Dear Willis Group Holdings Public Limited Company Shareholder: The 2010 Annual General Meeting of Shareholders of Willis Group Holdings Public Limited Company (the “Company”) will be held at Willis Group Holdings Public Limited Company, Grand Mill Quay, Barrow Street, Dublin 4 Ireland, on Wednesday, April 21, 2010, at 9:00 a.m. GMT. Proposals to be considered at the Annual General Meeting: (1) to elect 11 directors to hold office until the next Annual General Meeting of Shareholders and until his/her successor is elected and qualified; (2) to ratify reappointment of Deloitte LLP as auditors until the close of the next Annual General Meeting of Shareholders and authorize the Board of Directors acting through the Audit Committee to fix the auditors’ remuneration; and (3) to approve the Willis Group Holdings Public Limited Company 2010 North American Employee Stock Purchase Plan. Your Board recommends that you vote “FOR” Items 1, 2, and 3. The Board of Directors has fixed the close of business on February 26, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual General Meeting or any adjournment(s) thereof. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. 68581-1

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual General Meeting. Meeting Location: Willis Group Holdings Public Limited Company Grand Mill Quay, Barrow Street Dublin 4 Ireland The following materials are available for you to review online: • the Company’s 2010 Proxy Statement (including the appendix thereto); • the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); • the Company’s Irish statutory accounts for the period ended December 30, 2009, and the reports of the directors and auditors thereon; and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/wsh The Proxy Materials for Willis Group Holdings Public Limited Company are available to review at: http://www.proxyvoting.com/wsh Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side. 68581-1